                               Manor Bond Fund

Manor Bond Fund Summary

Ticker – MNRBX

Summary Prospectus   -   April 30, 2026

Before you invest you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the fund online at https://smithbridgeasset.com/bond-fund. You can also get information at no cost by calling 1-800-787-3334, or by sending an e-mail request to meverson@smithbridgeasset.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2026, are incorporated by reference into this summary prospectus.  The Fund’s SAI may be obtained free of charge, in the same manner as the Prospectus.

Investment Objective

The Manor Bond Fund seeks to provide current income.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Manor Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investments)

Management Expenses	0.50%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.95%

Example

This example is intended to help you compare the cost of investing in shares of the Manor Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Manor Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Manor Bond Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Manor Bond Fund	$97	$303	$525	$1,166

Portfolio Turnover

The Manor Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Manor Bond Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the performance of the Manor Bond Fund.  During the most recent fiscal year, the portfolio turnover rate for the Manor Bond Fund was 3.96%.

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Principal Investment Strategies

The Manor Bond Fund invests primarily in income producing securities issued by the U.S. Government or Agencies of the U.S. Government, such as U.S. Treasury bills, notes, and bonds, or securities issued by GNMA, FNMA and FHLB. The Manor Bond Fund generally maintains an average maturity of three to seven years, depending upon the interest rate and economic environment, but occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change.

Principal Risks

An investor could lose money investing in the Manor Bond Fund.  The Manor Bond Fund is intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of the Manor Bond Fund.

Risks in the Manor Bond Fund include:

the possibility that a rise in interest rates or inflation expectations will result in a decline in the value of portfolio investments,

or that the portfolio manager will be unsuccessful in structuring the portfolio to take advantage of shifts in the interest rate markets.

In addition to the risks outlined above, the Manor Bond Fund carries the risk that Jonathan F. Kolle, the portfolio manager, will be unable to perform his duties due to death or disability.

In addition to the risks associated with the investment strategy of the Manor Bond Fund, an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline, the value of the Manor Bond Fund could decline.  The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the market generally.

Interest Rate Risk

If interest rates increase the value of portfolio investments could decline. The potential for fluctuations in bond prices is primarily due to changes in interest rates.

Credit Risk

Credit risk could impact the value of specific stock or bond investments, or an entire industry sector, if investors become concerned about the ability of creditors to continue debt service on an ongoing basis. Credit risk is the chance that the issuer of a bond will default on its promise to pay interest and or principal at maturity.

Inflation Risk

Inflation is the impact of rising prices over time.  It has the effect of reducing the future value of financial assets due to decreased purchasing power.  The impact of inflation, and investors’ expectations of future inflation, can impact the current value of portfolio investments, resulting in lower prices.

Management Risk

The Manor Bond Fund is actively managed and depends heavily on the advisor’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Manor Bond Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Manor Bond Fund and, therefore, the ability of the Manor Bond Fund to achieve its investment objective.

Performance Information

The bar chart below shows how the Manor Bond Fund’s investment results vary from year to year. The table below shows how the Manor Bond Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Bond Fund. The Manor Bond Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

Performance Bar Chart – Calendar Years Ended December 31

The Manor Bond Fund’s year-to-date total return through March 31, 2026 was -0.10%.  During the period shown in the bar chart above, the lowest return for a calendar quarter was -4.22% for the 1st Quarter of 2022, the highest return was 6.46% during the 1st Quarter of 2020.

Average Annual Total Returns For the Periods ended December 31, 2025
	1 Year	5 Years	10 Years

Return before taxes	6.08%	-0.08%	0.88%
Return after taxes on distributions	5.28%	-0.56%	0.50%
Return after taxes on distributions & sale of Fund shares	3.60%	-0.27%	0.51%

Bloomberg Intermediate-term Treasury Index - Reflects no deduction for fees, expenses or taxes	6.51%	0.61%	1.75%

The primary index for comparison is the Bloomberg Intermediate-term US Treasury Index, an index of US Treasury Notes with a maximum maturity of 10 years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Investment Advisor

Smithbridge Asset Management, Inc. is the investment advisor to the Manor Bond Fund.

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Portfolio Manager

Jonathan F. Kolle, CFA has been the portfolio manager of the Manor Bond Fund since February 1, 2026.

Purchase and Sale of Fund Shares

Minimum initial purchase for Fund shares is $1,000 with minimum subsequent purchases of $25. Shares can be purchased by check payable to Manor Investment Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH, 44147.  Fund shares can be redeemed by calling Mutual Shareholder Services at 800-663-4851.

You may purchase and redeem (sell) shares of the Manor Bond Fund on any business day through certain broker-dealers and other financial intermediaries.

Tax Information

Distributions from the Manor Bond Fund may be taxable as ordinary income or capital gains unless you are investing through a tax-deferred arrangement such as an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Manor Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Manor Bond Fund and its related companies may provide compensation for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Manor Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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